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                                                                                             Send Application and check to:
                                                                             Cova Financial Services Life Insurance Company
                                                                                                      Policy Service Office
                                                                                                             P.O. Box 10366
                                                                                                Des Moines, Iowa 50306-0366

                                       Individual Flexible Purchase Payment Deferred
                                          Variable and Fixed Annuity Application
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 1. Annuitant



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  Name            (First)            (Middle)                  (Last)


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  Address         (Street)            (City)            (State)       (Zip)

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 2. Owner (Complete only if different than Annuitant)
  Correspondence is sent to the Owner.


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  Name/Name of Trust                 (First)      (Middle)      (Last)


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  Address         (Street)            (City)            (State)       (Zip)

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 3. Joint Owner



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  Name            (First)            (Middle)                  (Last)


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  Address         (Street)            (City)            (State)       (Zip)

  Joint Owners must be spouses.  If Joint Owners are named,  upon the death of either Joint Owner,  the  surviving  spouse will be the beneficiary.  If you wish to override the provisions of the contract and any endorsement,  both Joint Owners must initial here.
                    ________________    _________________
                 Joint Owner's initials Joint Owner's initials
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 4. Beneficiary
  Show full name(s),  address(es),  relationship to Owner, Social Security  Number(s),  and percentage each is to receive.
  Use the Special Requests section if additional space is needed.


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  Primary Name                Address                Relationship               Social Security Number             %


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  Primary Name                Address                Relationship               Social Security Number             %


  Contingent Name             Address                Relationship               Social Security Number             %


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  Contingent Name             Address                Relationship               Social Security Number             %
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 5. Initial Purchase Payment
  Initial Purchase Payment $ _______________________________
                                    Make Check Payable to Cova
  Plan Type: | | Non-Qualified
                  | | 401(a)
                  | | 408 Traditional IRA* (Type: | | Contribution - Year _________, | | Transfer, or | | Rollover)
                | | 408 Roth IRA* (Type: | | Contribution - Year __________, | | Transfer, or | | Rollover)
                | | 408 SEP IRA* (Type: | | Contribution - Year __________, | | Transfer, or | | Rollover)
                | |_______________________________________________________________________
                | | 403(b) TSA Rollover* -    I acknowledge that I understand the withdrawal restrictions under Internal
  Revenue Code Section 403(b)(11) on contributions and earnings and have received a prospectus explaining the restrictions. I understand the other investment alternatives available under the employer's
  403(b) arrangement to which I may elect to transfer my contract value.
  * The annuitant and owner must be the same person.


Social
Security Number _____________ - ______ - _________

Sex | | M | | F Birthdate____________ / ______ / _____


Phone (_______) __________________________________



Social Security/
Tax ID Number _____________ - _________ - ________

Sex | | M | | F Date of Birth/Trust_________ /___ /___


Phone (_______) __________________________________











Social
Security Number _____________ - ______ - _________


Sex | | M | | F Birthdate____________ / ______ / _____



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 6. Purchase Payment Allocation
  Must be whole  percentages.  Unless  otherwise  directed,  subsequent  purchase  payments  will be  allocated  as shown.
  Allocation must equal 100%.
  ____ % General Account
AIM Advisors Inc.
____ % AIM V.I. Value
____ % AIM V.I. Capital Appreciation

Conning Asset Management Company
____ % Money Market

Franklin Advisors, Inc.
____ % Franklin Small Cap Investments
____ % Franklin Growth Investments


J.P. Morgan Investment Management
____ % Select Equity
____ % Large Cap Stock
____ % Small Cap Stock
____ % International Equity
____ % Quality Bond

Lord, Abbett & Company
____ % Mid-Cap Value
____ % Large Cap Research
____ % Developing Growth
____ % Bond Debenture
____ % Growth & Income
Templeton Investment Counsel, Inc.
____ % Templeton Bond Fund
____ % Templeton International Fund
____ % Templeton Stock Fund

  ____ % Other _________________________

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7. Allocation During Freelook Period
  Under  certain  circumstances,  as  described  in the  accompanying  Prospectus,  the initial  Purchase  Payment will be allocated  to the Money  Market  Portfolio  until the  expiration  of the Free Look  period.  Thereafter,  the  purchase payments will be allocated as directed in the Purchase Payment Allocation section.

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 8. Death Benefit (Check one. If no election is made, Option A will apply.)

  | | Option A - Annual Step-Up                             | | Option B - Five Year Step-Up with 4% Accumulation

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 9. Replacement
  Will the proposed annuity replace or change any existing annuity or life insurance policy?            | | No     | | Yes

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 10. Telephone Transfer
  I/We  authorize  Cova  Financial  Services  Life  Insurance  Company  (Cova) or any person  authorized by Cova to accept
  telephone   transfer   instructions   and/or   future   payment   allocation   changes  from  me/us  and  my  Registered
  Representative/Agent.  Telephone  transfers will be  automatically  permitted  unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers.  Cova will use reasonable  procedures to confirm that instructions  communicated by telephone are genuine.  If Cova fails to use such procedures,  Cova may be liable for any losses due to unauthorized or fraudulent instructions.

  I/We DO NOT wish to authorize telephone transfers for the following (check applicable boxes):
  | | Owner(s) | | Registered Representative/Agent

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 11. Dollar Cost Averaging Transfers
  I authorize  Dollar Cost  Averaging  Transfers  of $  _______________  ($500  minimum) to be  transferred  each month as selected  below (Note:  $6,000  minimum or the amount  needed to complete all transfers is required in the Conning Money
  Market Portfolio or the General Account).

  FROM:                     TO:

  Check One
  | | Conning Money
     Market Portfolio

  | | General Account

AIM Advisors Inc.
____ % AIM V.I. Value
____ % AIM V.I. Capital Appreciation

Conning Asset Management Company
____ % Money Market

Franklin Advisors, Inc.
____ % Franklin Small Cap Investments
____ % Franklin Growth Investments

J.P. Morgan Investment Management
____ % Select Equity
____ % Large Cap Stock
____ % Small Cap Stock
____ % International Equity
____ % Quality Bond
Lord, Abbett & Company
____ % Mid-Cap Value
____ % Large Cap Research
____ % Developing Growth
____ % Bond Debenture
____ % Growth & Income
Templeton Investment Counsel, Inc.
____ % Templeton Bond Fund
____ % Templeton International Fund
____ % Templeton Stock Fund

____ % Other ___________________________
____
100% Total




  I authorize transfers to be made for:
  | | 12 months       | | 24 months       | | 36 months
  | | 48 months       | | 60 months       Other ___________months

  Dollar Cost Averaging Transfers and Rebalancing Transfers are not available simultaneously.


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  12. Systematic Withdrawals
  I  authorize  automatic  monthly  withdrawals  of $ ________  to be made on the  (check  one) | | 1st or | | 15th day of the
  month.
  FEDERAL AND STATE INCOME TAX WITHHOLDING
  Check one:      | | I elect to have Federal Income Tax withheld from these distributions.
                  | | I elect NOT to have Federal Income Tax withheld from these distributions.
  Note:  Even if you elect not to have Federal  Income Tax  withheld  from a  distribution,  you are liable for payment of
  Federal  Income  Tax on the  taxable  portion of your  contract.  You may also be  subject  to tax  penalties  under the estimated  tax  payment  rules  if your  payments  of  estimated  tax and  withholding,  if any,  are not  adequate.  If applicable, a State Income Tax election will be made as elected above for Federal Income Tax withholding.
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 13. Rebalancing Transfers
  | | I  authorize  Rebalancing  Transfers  to be  made  in the  applicable  percentages  elected  in the  Purchase  Payment
    Allocation section. Rebalancing Transfers are not made to or from the General Account.
  Transfers are to be made:
  | | quarterly        | | semi-annually      | | annually
  Rebalancing Transfers and Dollar Cost Averaging Transfers are not available simultaneously.

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 14. Annuity Date
  The  Annuity  Date must  always be on the first day of a calendar  month and must be at least one month  after the Issue
  Date.  The  Annuity  Date may not be later  than the  first day of the  calendar  month  following  the later of: 1) the
  Annuitant's 85th birthday; or 2) the tenth Contract Anniversary.  ____________ / ________ / _______
                                                                                          (Indicate Annuity Date)
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15. Annuity Option
  If no Annuity Option is specified, the Life Annuity with 10 years      _________________________________________________________
  Guaranteed Option will be automatically applied.                                          (Indicate Annuity Option)

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 16. Right of Accumulation - Owner's Investment

  | | I own a Cova  variable  annuity  under policy form series  CL-4155  and/or  CC-4181  which may entitle me to a reduced sales charge. My contract numbers are: _________________________________________________________________________________________
  | | The ownership of some contracts differ. The contract numbers are:
     Contract No.______________________ Name_________________________________________________ Soc. Sec. No._____________________
     Contract No.______________________ Name_________________________________________________ Soc. Sec. No._____________________
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  17. Special Requests

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18. Electronic Prospectus Option

  In the future,  Cova may deliver  prospectus  updates,  semi-annual  and annual  reports to consenting  contract  owners electronically  by the delivery  methods listed below. If you wish to receive future updates in this manner,  check your choice below.
   | | 1) mailing a diskette containing the document;
   | | 2) mailing a CD-ROM containing the document;
   | | 3) e-mailing the document; or
   | | 4) e-mailing a notice identifying an Internet site where the document can be viewed and downloaded.

  Whichever  option you choose,  Cova will supply the documents in a format  compatible with one of the following  (please choose one):
   | | Microsoft Windows             | | Macintosh
  Please indicate your consent by checking the appropriate boxes.

  You may incur normal and  customary  online usage  charges to receive a document  under Option 3 or 4. If you would like to receive these  documents in electronic  format when  available,  please check the box and insert your e-mail  address here  (___________________________________).  This  consent  will be in effect  until you revoke it. You can revoke your consent by calling Cova at:  1-800-343-8496  or writing to Cova at P.O. Box 10366,  Des Moines,  IA 50306-0366.  You may
  revoke it at any time.  If you  consent to  electronic  delivery,  at any time you also may  request  that we send you a paper copy.
 19. Fraud Statement
  Any person who  knowingly  and with intent to defraud any  insurance  company or other person files an  application  for insurance or statement of claim  containing any materially  false  information or conceals for the purpose of misleading information  concerning  any fact material  thereto  commits a fraudulent  insurance  act, which is a crime and subjects such person to criminal and civil penalties.
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 20. Acknowledgement and Authorization

  I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of Cova Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

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                                (Owner Signature & Title, Annuitant unless otherwise noted)
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                                              (Joint Owner Signature & Title)
                                       (Signature of Annuitant if other than Owner)
Signed at
                      (City)                   (State)
Date


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 21. Agent's Report
  Will the proposed annuity replace or change any existing annuity or life insurance policy?

     | | No        | | Yes  (Indicate type)

     Type:
     | | Life      | |Annuity

     Complete any required replacement forms.

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                                                     Agent's Signature

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                                                           Phone

                                                  Agent's Name and Number

                                                 Name and Address of Firm


CL-4156 (2/99)      02-FELV-AFMO (2/99) STANDARD
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